SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2003

                        Commission File Number: 000-50004

                           Filtering Associates, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                                84-1556886
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

18  Technology, Suite 208, Irvine, California                              92618
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(Address of principal executive offices)                              (Zip Code)


                                  949.510.9647
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              (Registrant's Telephone Number, Including Area Code)









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ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

On August 28, 2003, Natalie Hoss resigned as the Secretary and director of the Registrant. The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Ms. Hoss' resignation is filed as Exhibit 17.1 to this Form 8-K.




INDEX TO EXHIBITS

17.1     Resignation of Natalie Hoss



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Filtering Associates, Inc.


August 28, 2003              By:      /s/ Kevin Frost
                                      ---------------------------------
                                      Kevin Frost, President and
                                      Chief Executive Officer